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                        METROPOLITAN SERIES FUND, INC.
                                 (THE "FUND")

                       BLACKROCK MONEY MARKET PORTFOLIO
                               (THE "PORTFOLIO")

                       SUPPLEMENT DATED OCTOBER 10, 2008
                                    TO THE
                        PROSPECTUS DATED APRIL 28, 2008

  PARTICIPATION IN THE U.S. DEPARTMENT OF THE TREASURY'S TEMPORARY GUARANTEE
                                    PROGRAM
                            FOR MONEY MARKET FUNDS

The Portfolio has applied to participate in the U.S. Department of the Treasury's Temporary Guarantee Program for Money Market Funds (the "Program"). THE PROGRAM'S GUARANTEE ONLY APPLIES TO POLICYHOLDERS INVESTED IN THE PORTFOLIO THROUGH AN INSURANCE COMPANY SEPARATE ACCOUNT AS OF THE CLOSE OF BUSINESS ON SEPTEMBER 19, 2008. Shares of the Portfolio are only offered through separate accounts of Metropolitan Life Insurance Company, New England Life Insurance Company, MetLife Investors USA Insurance Company, General American Life Insurance Company or other insurance companies affiliated with any of these insurance companies. The general public may not directly purchase shares of the Portfolio.

Subject to certain conditions and limitations, share amounts held in the Portfolio by policyholders through an insurance company separate account as of the close of business on September 19, 2008 are guaranteed against loss under the Program in the event that the per share net asset value of the Portfolio falls below $99.50 and the Portfolio subsequently liquidates (a "Guarantee Event"). In the event that a Guarantee Event is triggered, the shares covered by the Guarantee will be the lesser of (i) the amounts held in the Portfolio as of close of business on September 19, 2008, or (ii) the amounts held in the Portfolio on the date the guarantee is triggered. In this event, a policyholder who has remained invested in the Portfolio since September 19, 2008 would receive an increase in his or her account value with respect to each protected share of the Portfolio, equal to the difference between the amount received in the liquidation and $100.00 per share. As of the date of this Supplement, assets available to the Program to support all participating money market funds do not exceed $50 billion.

Participation in the Program until December 18, 2008 requires a payment to the U.S. Department of the Treasury in the amount of 0.01% of the net asset value of the Portfolio as of the close of business on September 19, 2008. The cost to participate in the Program will be borne by the Portfolio.

The Secretary of the Treasury may extend the Program beyond its initial three-month term through a date no later than September 18, 2009. If the Program is extended, the Board will consider whether to continue to participate in the Program at that time. Any additional cost to participate in the extended Program may also be borne by the Portfolio.

More information about the Program is available at http://www.ustreas.gov.

              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE